Exhibit 99.2

 Advanced Therapies for the Sports Medicine & Severe Burn Care Markets  42ND ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE  JANUARY 10, 2024

 Forward-Looking Statements and Legal Disclosure  2  Forward-Looking Statements  Vericel cautions you that all statements other than statements of historical fact included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe that we have a reasonable basis for the forward-looking statements contained herein, they are based on current expectations about future events affecting us and are subject to risks, assumptions, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Our actual results may differ materially from those expressed or implied by the forward-looking statements in this presentation. These statements are often, but are not always, made through the use of words or phrases such as “anticipates,” “intends,” “estimates,” “plans,” “expects,” “continues,” “believe,” “guidance,” “outlook,” “target,” “future,” “potential,” “goals” and similar words or phrases, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions.  Among the factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to, the inherent uncertainties associated with our expectations concerning expected revenue results for the fourth quarter and full-year ended 2023, adjusted EBITDA, operating cash flow, and estimates of our cash, restricted cash and investments as of December 31, 2023. Vericel’s revenue expectations for the fourth quarter and full-year ended 2023, as well as its estimates concerning adjusted EBITDA, operating cash flow, and cash and investments are preliminary, unaudited and  are subject to change during ongoing internal control, review, and audit procedures. Additional factors that could cause actual results to differ materially from those set forth in the forward- looking statements include, but are not limited to, uncertainties associated with our expectations regarding future revenue, growth in revenue, market penetration for MACI®, Epicel®, and NexoBrid®, growth in profit, gross margins and operating margins, the ability to continue to scale our manufacturing operations to meet the demand for our cell therapy products, including the timely completion of a new headquarters and manufacturing facility in Burlington, Massachusetts, the ability to achieve or sustain profitability, contributions to adjusted EBITDA, the expected target surgeon audience, potential fluctuations in sales and volumes and our results of operations over the course of the year, timing and conduct of clinical trial and product development activities, timing and likelihood of the FDA’s potential approval of the arthroscopic delivery of MACI to the knee or the use of MACI to treat cartilage defects in the ankle, the estimate of the commercial growth potential of our products and product candidates, competitive developments, changes in third-party coverage and reimbursement, physician and burn center adoption of NexoBrid, supply chain disruptions or other events or factors affecting MediWound’s ability to manufacture and supply sufficient quantities of NexoBrid to meet customer demand, including but not limited to the ongoing Israel-Hamas war, negative impacts on the global economy and capital markets resulting from the conflict in Ukraine and the Israel-Hamas war, adverse developments affecting financial institutions, companies in the financial services industry or the financial services industry generally, global geopolitical tensions or record inflation and  potential future impacts on our business or the economy generally stemming from a resurgence of COVID-19 or another similar public health emergency.  These and other significant factors are discussed in greater detail in Vericel’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (SEC) on February 23, 2023, Vericel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, filed with the SEC on November 8, 2023, and in other filings with the SEC. These forward-looking statements reflect our views as of the date hereof and Vericel does not assume and specifically disclaims any obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this release except as required by law.  Discussion of Indications Currently Under Development Additionally, portions of this presentation discuss the potential clinical advantages of the arthroscopic delivery of MACI to treat cartilage defects in the knee joint and the use of MACI in the ankle joint, as well as the potential effect the approval of those additional indications could have on MACI’s total addressable market. The reader is reminded that the implantation of MACI in the knee is currently approved to be performed via an arthrotomy. The arthroscopic delivery of MACI to the knee joint and the use of MACI in the ankle joint are currently under development and such uses have not been approved in the U.S.

 Vericel is a Leader in Advanced Therapies in Sports Medicine and Burn Care, Combining Innovations in Biology with Medical Technologies  Our Vision  Every patient benefits from therapies as unique as they are  Our Mission  We provide precision therapies that repair injuries and restore lives  SPORTS MEDICINE SEVERE BURNS  Portfolio of Innovative Cell Therapies and Specialty Biologics with Significant Barriers to Entry  3

Vericel is Well-Positioned to Deliver Sustained Long-Term Growth

1 Strong Financial Profile

- High revenue growth profile
- Sustained positive adjusted EBITDA & Operating Cash Flow
- ~$152 Million in Cash and Investments

2 High-Growth Sports Medicine Franchise

maci

- Market leader in knee cartilage repair
- ~25% growth in 2023
- Continued strong growth in MACI surgeons and biopsies

3 Advancing Pipeline

- NexoBrid sBLA for pediatric indication accepted for review
- MACI Ankle program advancing
- MACI Arthro submission accepted for review; projected launch in Q3 2024 maci arthro

4 Second High-Growth Franchise in Burn Care

NexoBrid (anacaulase-bcdb)

- Launched in the U.S. in Q4 2023; high surgeon interest to date

Epicel (cultured epidermal autografts)

- Potentially life-saving product with large market opportunity

Full-year 2023 revenue, adjusted EBITDA and operating cash flow, and cash and investments balances are based on preliminary unaudited 2023 financial results and are subject to change.

4 VERICEL

Outstanding Results Across the Company in 2023

2023 Achievements

- ☑ Total Company Revenue Growth of ~20% to ~$197.5M
- ☑ MACI Revenue Growth of ~25% to ~$164.8M
- ☑ Gross Margin Expansion to High-60% Range
- ☑ Adjusted EBITDA Margin in Mid-Teens % Range, representing ~30% Full-Year Growth
- ☑ NexoBrid Launched in Fourth Quarter of 2023
- ☑ MACI Arthro Human Factors Study Completed and Submission Accepted for Review by FDA

Continued Momentum →

With Expectations for Further Revenue and Profit Growth in 2024

2024 Value Drivers

- ❖ Total Company Revenue Growth of 20%+
- ❖ Second High-Growth Franchise for Vericel Burn Care with First Full Year of NexoBrid Revenue
- ❖ Launch of MACI Arthro in Q3 2024, Enabling Greater Penetration in Largest Segment of MACI's $3B TAM
- ❖ Inflection Point for Profitability with Further Gross Margin and Adjusted EBITDA Margin Expansion
- ❖ On Track to Achieve GAAP Profitability in 2024

Full-year 2023 revenue, gross margin and Adjusted EBITDA are based on preliminary unaudited 2023 financial results and are subject to change. 2024 estimates are based on internal financial projections.

5 VERICEL

 Large Underpenetrated Markets with Total Addressable Market Opportunity Expanding to Over $4.5 Billion in the Years Ahead  6  $3 Billion  + $300 Million  + $1Billion  $4 Billion  $600 Million  Core TAM  Expanded TAM  NexoBrid launched in Q4 2023  MACI Arthro targeting largest segment of current TAM and expected to launch in Q3 2024  MACI Ankle trial anticipated to initiate in 2025  $3+ Billion  TAM  $4.5+ Billion  TAM  $300 Million

 Core Portfolio Plus Multiple New Product Launches Expected to Drive Further Strong Revenue Growth in 2024 and Beyond  7  Durable Growth Platform  Significantly underpenetrated markets  Limited competition with strong barriers to entry  Strong reimbursement profiles  +  With Additional Growth Drivers in 2024+  First full year of NexoBrid revenue in 2024  MACI Arthro launch in Q3 2024, with first full year of  revenue in 2025  2024 2025  20%+  20%+  2017  2018 2019 2020 2021  2022  2023  Top-Tier Revenue Growth  Sports Med Burn Care  ~$197.5M  +20%  + +  Full-year 2023 revenue is based on preliminary unaudited 2023 financial results and is subject to change; 2024 and 2025 estimates based on internal financial projections.

Driving High Revenue Growth While Progressing Toward Top-Tier Profitability Profile

20% Top Line Growth in 2023
Expect Continued 20%+ Growth in 2024+

Adjusted EBITDA Margin %



Mid-Teens %
~20%
~30%
2017
-19%
2023
2024
2025+



High Revenue Growth
Increasing Gross Margins
Increased Profitability
Expanding EBITDA Margins

Gross Margin %



52%
High 60s %
~70%
70%+
2017
2023
2024
2025+

~30% Adjusted EBITDA Growth in 2023
Expect Strong Adjusted EBITDA Growth and GAAP Profitability in 2024+

Full-year 2023 revenue, gross margin and Adjusted EBITDA are based on preliminary unaudited 2023 financial results and are subject to change. 2024 and 2025+ estimates are based on internal financial projections.

8 VERICEL

 9  Knee Cartilage Injuries Represent a Significant Unmet Medical Need  Cartilage defects are found in ~60% of knee arthroscopies1  Damage is caused by acute or repetitive trauma or degenerative conditions  Cartilage has limited capacity for intrinsic healing and repair  Untreated cartilage defects may lead to debilitating joint pain, dysfunction, and osteoarthritis  Defects can expand and new high-grade lesions can form over time  > > > >  > > > >  TIME  1 Widuchowski W, et al. Articular cartilage defects: study of 25,124 knee arthroscopies. Knee. Jun 2007.  2 Data collected from a 2019 Harris Poll survey of 1,002 U.S. adults with knee pain 3 or more days a week that had lasted 2 months or more.  Harris Poll found that 77% of knee pain sufferers can no longer participate in at least one activity they previously enjoyed because of knee pain2

 Large Addressable Knee Cartilage Repair Market for MACI  1 Health Advances LLC MACI market assessment report (2018), Vericel data, LexisNexis, Medtech Insight, NY SASD, SmartTRAK, LSI, PSPS, McCormick, Frank et al. Arthroscopy, (2014) 30(2): 222-6, Montgomery, et al. Knee Surg Sports Traumatol Arthrosc (2014) 22: 2070.  2 Health Advances LLC MACI market assessment report (2018).  3 Assumes MACI ASP of ~$50,000+.  4 2023 MACI revenue based on preliminary unaudited 2023 financial results and are subject to change.  10  Estimated Annual Addressable  Patient Population (U.S.)  ~315,0002  Patients  Consistent With Label  ~125,0002  Patients MD’s Consider  Clinically Appropriate For MACI  ~750,0001  Cartilage Repair Procedures  ~60,0002 Patients With Larger Lesions  $3 Billion Addressable Market in the U.S.3  $68  $44  $92  $95  $112  $132  Annual Cartilage Repair Revenue  ~$164.84  $Millions  2017 2018 2019 2020 2021 2022 2023  Mid teens % biopsy penetration  Mid single-digit % implant penetration

 MACI is the Leading Restorative Cartilage Repair Product on the Market  11  BIOPSY TAKEN  CHONDROCYTES EXTRACTED, EXPANDED,  & LOADED  MACI DELIVERED  DEFECT DEBRIDED  TEMPLATE CREATED  MACI IMPLANTED

 MACI Product Attributes Driving Strong Growth Since Launch  12  Broad Label with Strong Clinical Data  Shorter Rehab Protocols  Strong Reimbursement Profile  Simpler, Less Invasive Procedure

Surgeon Adoption Continues to be a Key MACI Growth Driver and Target Surgeons Will Increase With MACI Arthro Launch in 2024



7,000 Targets
5,000 Targets
3,000 Targets
Surgeons Taking Biopsies
~50% penetration
Double-digit biopsy surgeon CAGR since launch
~50% penetration
Arthroscopic option adds ~2,000 additional surgeon targets
Expect 50%+ penetration
2017-2019 Initial Launch
2020-2024 Expanded Open-Only Targets
2024+ Open and Arthro

MACI Arthro expected to be a key growth driver in 2024 and beyond

13

 Building a Robust and Innovative Pipeline Through Lifecycle Management and Business Development  14  Key Highlights  MACI Arthroscopic Delivery  MACI Arthro submission accepted for review; projected launch in Q3 2024  MACI Ankle Indication  Trial anticipated to initiate in 2025  NexoBrid  Launched in Q4 2023  sBLA for pediatric indication accepted for review

MACI Arthro


maci
maci arthro
V-shuttle


maci arthro

Arthroscopic MACI Delivery Provides a Significant Growth Opportunity

High Surgeon Interest in MACI Arthro

~90% % of target surgeons expressed **Interest** in arthro MACI option[1]

Potential for Increased MACI Volume

~90% % of current MACI users would expect to **Increase** MACI volume[1]

Upon Launch MACI Arthro Will be the Only Restorative Cartilage Repair Product That Can be Administered Arthroscopically

Click here to view an animation of the MACI arthroscopic delivery surgical technique

[1]Based on Health Advances, LLC MACI market assessment report (2018).

15 VERICEL

Arthroscopic MACI is Targeting 2-4cm^2 Femoral Condyle Defects, Which Represents the Largest Portion of the MACI Addressable Market

Estimated Annual Addressable Patient Population (U.S.)


~750,000[1]
Cartilage Repair Procedures
~315,000[2]
Patients
Consistent With Label
~125,000[2]
Patients MD's Consider
Clinically Appropriate For MACI
~60,000[2] Patients With Larger Lesions
MACI TAM Segmented by Defect Type
Patella
2-4cm2 Condyle
Other4
10%+ overall penetration currently
Continues to be area of growth
~$0.5B Opportunity
Similar penetration as in patella would ~double total MACI revenue
~$1B Opportunity
Patella
2-4cm2 Condyle
MACI Volume
TAM

[1] Health Advances LLC MACI market assessment report (2018), Vericel data, LexisNexis, Medtech Insight, NY SASD, SmartTRAK, LSI, PSPS, McCormick, Frank et al. Arthroscopy, (2014) 30(2): 222-6, Montgomery, et al. Knee Surg Sports Traumatol Arthrosc (2014) 22: 2070.
[2] Health Advances LLC MACI market assessment report (2018).
[3] Assumes MACI ASP of ~$50,000+.
[4] Includes defects on tibia, trochlea and other condyle defects.

16

Significant Ankle Cartilage Repair Opportunity

MACI Ankle Annual TAM Estimate (U.S.)



~165,000[1]
Ankle Resurfacing Procedures
~66,000[2]
Patients MD's Consider Clinically Appropriate For MACI
~18,000[2]
Larger Lesions
Current Treatment Breakdown[2]
Minced autograft
Other
OCA
OATs
MFX alone
MFX+
Minced allograft

MACI for the treatment of cartilage defects in the ankle represents a $1 billion[3] market opportunity

[1] SmartTrak Cartilage Repair Procedures; resurfacing includes microfracture, OATs, OCA, etc. and does not include chondroplasty/debridement only.
[2] Cello Health MACI Ankle quantitative market research survey (2021).
[3] Assumes MACI ASP of $50,000+.

17

Potential MACI Ankle Indication Would Increase MACI Total Addressable Market to $4 Billion

Current MACI Knee Annual U.S. TAM (est.)

~750,000[1]
Cartilage Repair Procedures

~315,000[2]
Patients
Consistent With Label

~125,000[2]
Patients MD's Consider
Clinically Appropriate For MACI

~60,000[2] Patients With Larger Lesions

$3 Billion
Addressable Market in the U.S.[3]

$4 Billion
Addressable Market in the U.S.

MACI Ankle Annual U.S. TAM (est.)

~165,000[1]
Ankle Resurfacing Procedures

~66,000[2]
Patients MD's Consider
Clinically Appropriate
For MACI

~18,000[2]
Larger Lesions

$1 Billion
Addressable Market in the U.S.

[1] Health Advances LLC MACI market assessment report (2018), Vericel data, LexisNexis, Medtech Insight, NY SASD, SmartTRAK, LSI, PSPS, McCormick, Frank et al. Arthroscopy, (2014) 30(2): 222-6, Montgomery, et al. Knee Surg Sports Traumatol Arthrosc (2014) 22: 2070. [2] Health Advances LLC MACI market assessment report (2018) [3] Assumes MACI ASP of $50,000+. [4] SmartTrak Cartilage Repair Procedures; resurfacing includes microfracture, OATs, OCA, etc. and does not include chondroplasty/debridement only. [5] Cello Health MACI Ankle quantitative market research survey (2021).

18

maci VERICEL

Burn Injury Size and Depth Determine Treatment Pathway

- **Full thickness burn injuries of any size & partial thickness burn injuries >10%** total body surface area (TBSA) are most often transferred to specialized burn centers
- Full thickness & deep partial-thickness burns **require eschar removal and grafting** to achieve wound closure


Epidermis
Dermis
Subcutaneous fat
Muscle
Bone
Superficial (1st Degree)
Superficial Partial-Thickness (2nd Degree)
Deep Partial-Thickness (2nd Degree)
Full Thickness (3rd Degree)
Fourth Degree

TREATMENT PATHWAY


EMERGENCY ADMIT
INITIAL ASSESSMENT
ESCHAR REMOVAL
EVALUATION
TREATMENT/HEALING
Patient admittance to hospital
Patient stabilization & wound assessment
Superficial/Superficial Partial Thickness
Deep Partial Thickness
Full Thickness
Surgical or enzymatic debridement
Surgical or enzymatic debridement
Post debridement evaluation
Spontaneous healing
Spontaneous healing
Skin grafting (if necessary)
Skin grafting (permanent skin coverage)

VERICEL Burn Care

19 VERICEL

 Burn Care Franchise Addressable Market Opportunity  20  $300 Million Addressable Market in the U.S.4  Estimated U.S. Burn Patients1  500,000  Annual Burns (U.S.)  1,500  Epicel-Indicated (>30% TBSA)  Patients  600 Surviving  >40% TBSA Patients  $300 Million Addressable Market in the U.S.2,3  40,000  Hospitalized Patients  1 2017 National Burn Repository Report Version 13.  2 ~90% of hospitalized patients with thermal burns; ~90% of eligible patients require eschar removal (management estimate).  3 Assumes NexoBrid average price of ~$9,000 per patient.  4 Assumes 600 patients x 120 grafts per patient x ~$4,000+ per graft.  NexoBrid commercialization significantly expands the total addressable market and establishes second high growth franchise for Vericel  $600 Million Addressable Market in the U.S.

NexoBrid

Indications and Usage:

Contains proteolytic enzymes and is indicated for eschar removal in adults with deep partial-thickness and/or full-thickness thermal burns

NexoBrid can be applied to up to 20% body surface area in two applications



NexoBrid
(anacaulase-bcdb)
For topical gel, 8.8%
For Topical Use Only
Gel vehicle

NexoBrid
(anacaulase-bcdb)

Significant Advancement in Burn Treatment Paradigm

- Concentrated mixture of proteolytic enzymes derived from the stem of the pineapple plant (*Ananas comosus*)
- Non-surgical topical agent that may be applied at the patient's bedside
- Selectively degrades eschar in four hours while preserving viable tissue



NexoBrid
(anacaulase-bcdb)
PRECISION IN ESCHAR REMOVAL[1,2]
NexoBrid® (anacaulase-bcdb) is an effective and selective enzymatic agent that removes eschar in adults while preserving viable tissue.[1-3]

[1] NexoBrid Label. Cambridge, MA. Vericel Corporation; 2022.
[2] Krieger Y, Bogdanov-Berezovsky A, Gurfinkel R, et al. Efficacy of enzymatic debridement of deeply burned hands. Burns. 2012;38:108-112.
[3] Palao R, Aguilera-Saez J, Collado JM, et al. Use of a selective enzymatic debridement agent (NexoBrid) for wound management: Learning curve. World J Dermatol. 2017;6(2):32-41.

21

VERICEL

 NexoBrid Treatment Application  22  Clean Wound  Antibacterial Pre-Soak  NexoBrid Application  Film Dressing (4 Hours)  Remove Eschar  Images are for illustration and demonstration purposes only; patients will experience individualized results from the use of NexoBrid to treat severe thermal burns.

NexoBrid Launch Progress

- NexoBrid launched in the U.S. in Q4 2023
- Key Performance Indicators
  - **50+** Burn Centers have submitted packages to their P&T Committees
  - **25+** Burn Centers have P&T Committee approval
  - **~20** Burn Centers have placed initial orders

NexoBrid® (anacaulase-bcdb)

Strong Interest in NexoBrid by Treating Physicians and Burn Centers

NexoBrid® (anacaulase-bcdb)

NEXOBRID IS NOW COMMERCIALLY AVAILABLE IN THE U.S

Application Demonstrations



Robust Clinical Efficacy



PRECISION IN
ESCHAR REMOVAL
≥95% Eschar Removal with NexoBrid vs Gel Vehicle
4%
1/25 subjects
93%
70/75 subjects
GEL VEHICLE (n=25)
NEXOBRID (n=75)
93% of subjects treated with NexoBrid achieved ≥95% eschar removal vs 4% with gel vehicle

Multi-Disciplinary Education & Clinical Application Training



NOW APPROVED!
NexoBrid®
(anacaulase-bcdb)
Enzymatic Eschar Removal Practicum: Education and Clinical Application Training
Wednesday May 17, 2023
7:00-8:30pm
Texas Ballroom C
PRESENTED BY:
Steven Kahn, MD
James Boron, MD
Topics presented will include:
REGISTER NOW

23

VERICEL

Epicel

- Only **FDA-approved permanent skin replacement** for adult and pediatric patients with full-thickness burns ≥ 30% of total body surface area
- Important treatment option for severe burn patients where little skin is available for autografts



Comparison of Epicel Patient Database to National Burn Repository[1] Data Demonstrates Lower Mortality Rate



Mortality Rate by TBSA Decile
Stratified CMH Chi-square p < 0.0001
Chi-square for all subgroups ≥ 40%TBSA p < 0.0001
Mortality Rate (%)
100
90
80
70
60
50
40
30
20
10
0
0.1 - 9.9
10 - 19.9
20 - 29.9
30 - 39.9
40 - 49.9
50 - 59.9
60 - 69.9
70 - 79.9
80 - 89.9
>90
Epicel N=937
National Burn Repository N=177,498
Percent TBSA Burned
Hand surface area represents 1% TBSA

Twenty-five Years' Experience and Beyond with Cultured Epidermal Autografts (CEA) for Coverage of Large Burn Wounds in Adult and Pediatric Patients, 1989-2015; Hickerson, Journal of Burn Care & Research, iry061, https://doi.org/10.1093/jbcr/iry061.

[1] American Burn Association, National Burn Repository 2016, Version 12.

Epicel® (cultured epidermal autografts)

24

VERICEL

 Vericel Remains Focused on Potential Strategic Transactions to Maximize Long-Term Value  Business development activities focused on opportunities having a strategic fit with current franchises or advanced cell therapy platform  25  Sports Medicine  Franchise  Severe Burn Care  Franchise  A D VA N C E D C E L L T H E R A P Y D E V E L O P M E N T &  M A N U FA C T U R I N G P L AT F O R M  New Advanced Cell  Therapy Vertical(s)

Growth Strategy Leverages Near-Term & Long-Term Opportunities

Strong Financial Profile

- High revenue growth profile
- Sustained positive adjusted EBITDA and Operating Cash Flow
- ~$152 Million in cash and investments

High-Growth Sports Medicine Franchise

- Market leader in knee cartilage repair
- 20%+ total revenue CAGR since 2017
- Focused on maximizing key growth drivers

Advancing Pipeline

- MACI Arthro submission accepted for review
- MACI Ankle program advancing
- NexoBrid sBLA for pediatric indication accepted for review

Second High-Growth Franchise in Burn Care

- NexoBrid launched in Q4 2023
- High surgeon interest to date

26 VERICEL